UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

April 22, 2003

Date of Report (Date of earliest event reported)

Commission File Number 0-1088

KELLY SERVICES, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	38-1510762
(State or other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)

999 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084

(Address of principal executive offices)

(Zip Code)

(248) 362-4444

(Registrant’s telephone number, including area code)

Item	7. Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated April 22, 2003.

Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition).

The following information is being furnished under Item 12 of Form 8-K “Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216 (March 27, 2003).

Kelly Services, Inc. today released financial information containing highlighted financial data for the three months ended March 30, 2003. A copy of the press release is attached as exhibit 99.1 herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KELLY SERVICES, INC.

/s/ WILLIAM K. GERBER

William K. Gerber Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Date: April 22, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated April 22, 2003

4